UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive

Plainsboro, NJ 08536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On February 14, 2017, Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company” or “Integra”), entered into a binding offer letter (the “Offer Letter”) with DePuy Synthes, Inc., a Delaware corporation (“DePuy Synthes”) and wholly-owned subsidiary of Johnson & Johnson, pursuant to which the Company made a binding offer (the “Offer”) to acquire certain assets, and assume certain liabilities, of Johnson & Johnson’s Codman neurosurgery business (the “Transaction”). The assets and liabilities subject to the proposed Transaction relate to the research, development, manufacture, marketing, distribution and sale of certain products used in connection with neurosurgery procedures (the “Business”). The purchase price for the Transaction is $1.045 billion, subject to adjustments set forth in the Purchase Agreement (as defined below) relating to the book value of inventory transferred to the Company at the closing of the Transaction, the book value of certain inventory retained by DePuy Synthes and the amount of certain prepaid taxes (as so adjusted, the “Purchase Price”).

The Offer expires on the earlier of (i) May 15, 2017 and (ii) the second business day after each of the employees’ representative bodies of DePuy Synthes and its affiliates in certain jurisdictions have concluded certain statutory information or consultation processes in connection with the Transaction (the “Specified Consultation Processes”). The Offer can be extended by either party in certain circumstances to no later than August 14, 2017. Upon completion of the Specified Consultation Processes, the Company expects that DePuy Synthes will accept the Offer by countersigning the asset purchase agreement attached to the Offer Letter (the “Purchase Agreement”). The Offer Letter provides that, until the Offer is accepted or the Offer Letter is terminated, DePuy Synthes is prohibited from soliciting proposals from, negotiating or discussing with, or entering into an agreement with, third parties with respect to an alternative transaction relating to 25% or more of the assets of the Business. If DePuy Synthes does not accept the Offer prior to its expiration, the Offer Letter requires DePuy Synthes to pay the Company $10.45 million as reimbursement for the Company’s expenses. The Offer Letter requires DePuy Synthes to pay a termination fee of $41.80 million if (i) the Company terminates the Offer Letter as a result of DePuy Synthes’s breach of its exclusivity obligations or (ii) any person has made an alternative proposal prior to the termination of the Offer, DePuy Synthes fails to accept the Offer and DePuy Synthes enters into a definitive agreement with respect to any alternative proposal within 12 months after the termination of the Offer Letter.

The Company has obtained debt financing commitments (“Debt Commitments”) from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Bank of America, N.A. (“BOFA”) and JPMorgan Chase Bank, N.A. (“JPMorgan”, together with MLPFS and BOFA, the “Financing Sources”). The aggregate proceeds of Debt Commitments (the “Financing”) will be used by the Company (i) to pay the purchase price and (ii) to pay fees and expenses incurred by the Company in connection with the Transaction. The availability of the Financing is subject to the satisfaction of customary conditions.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) obtaining antitrust approvals in Spain, the United Kingdom and India, (iii) the transfer of certain product registrations required for the operation of the Business, (iv) the receipt of certain audited and unaudited financial statements of the Business, (v) the absence of a material adverse effect regarding the Business, and (vi) customary conditions regarding the accuracy of the representations and warranties and material compliance by the parties with their respective obligations under the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, the Company will agree to operate the Business in the ordinary course of business consistent with past practice, and to use commercially reasonable efforts to, among other things, preserve intact the business relationships of the Business. Additionally, the Company has agreed to use commercially reasonable efforts to obtain the Financing, and the Company has agreed to divest such assets of the Business and/or businesses of Integra as may be required to obtain any applicable regulatory approvals and to avoid the entry of, or have vacated, any legal restraint or prohibition preventing the consummation of the Transaction.

The Purchase Agreement includes customary termination provisions for both the Company and DePuy Synthes.

DePuy Synthes will be entitled to receive a termination fee from the Company equal to $60 million in the event the Company fails to complete the Transaction after the Company’s conditions to closing have been satisfied and the Company’s failure to consummate the Transaction is the result of a failure of the Financing to be funded. In addition, following a termination each party will remain liable to the other for any fraud, willful misconduct or a knowing and intentional material breach of the provisions of the Purchase Agreement. Both the Company and DePuy Synthes will have the right to terminate the Purchase Agreement if the closing has not occurred by October 1, 2017, subject to an automatic extension until October 15, 2017 if all of the conditions to closing the Transaction have been satisfied other than DePuy Synthes’s obligation to deliver certain financial statements.

The Purchase Agreement will provide that the Company and DePuy Synthes will agree to indemnify the other party following the closing for losses arising from certain breaches of the Purchase Agreement and other liabilities, subject to certain limitations. In connection with the closing of the Transaction, the Company and DePuy Synthes will enter into certain additional ancillary agreements, including transition services agreements, a transition manufacturing services agreement and certain other customary agreements.

The foregoing summary of the material terms of the Offer Letter and the Purchase Agreement attached thereto is not complete and is qualified in its entirety by reference to the Offer Letter, which is attached hereto as Exhibit 2.1, and the Purchase Agreement, which is attached to the Offer Letter as Exhibit 1, and the full text of the Offer Letter and the Purchase Agreement are incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Purchase Agreement will be made solely for the benefit of such parties. In addition, such representations, warranties and covenants will be (i) made only for purposes of the Purchase Agreement, (ii) qualified by confidential disclosures made by the parties to each other in connection with the Purchase Agreement, (iii) subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Offer Letter and the Purchase Agreement are included with this filing only to provide investors with information regarding the terms of the Offer Letter and the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Offer Letter and the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Offer Letter and the Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties, the Transaction and other documents that the parties will file with the U.S. Securities and Exchange Commission.

ITEM 7.01 Regulation FD Disclosure

On February 15, 2017, the Company issued a Press Release announcing, among other things, entry into the Offer Letter, which is attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference. The Company also prepared an investor presentation, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information contained herein, including the attached press release, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

About Integra LifeSciences

Integra LifeSciences, a world leader in medical technology, is dedicated to limiting uncertainty for caregivers, so they can concentrate on providing the best patient care. Integra offers innovative solutions, including leading regenerative technologies, in specialty surgical solutions and orthopedics and tissue technologies. For more information, please visit www.integralife.com.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements”, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. Statements in this document may contain, in addition to historical information, certain forward-looking statements. Some of these forward-looking statements may contain words like “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements in this document include without limitation statements regarding the planned completion of the Transaction, the benefits of the Transaction, including future financial and operating results, the Company’s or the Business’s plans, objectives, expectations and intentions and the expected timing of completion of the Transaction. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Business and the Company’s business and risks and uncertainties associated with acquisition transactions. These factors include, among other things: successful closing of the Transaction; the risk that competing offers will be made for the Business before the Offer is accepted; the risk that DePuy Synthes may not accept the Offer on a timely basis or at all; the ability to obtain required regulatory approvals for the Transaction (including the approval of antitrust authorities necessary to complete the Transaction), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions, including with respect to divestitures, that could materially adversely affect the Company, the Business and the expected benefits of the Transaction; the risk that a condition to closing of the Transaction may not be satisfied on a timely basis or at all, the failure of the Transaction to close for any other reason and the risk liability to the Company in connection therewith; access to available financing (including financing for the acquisition) on a timely basis and on reasonable terms; the effects of disruption caused by the Transaction making it more difficult for the Company to execute its operating plan effectively or to maintain relationships with employees, vendors and other business partners; stockholder litigation in connection with the Transaction; the Company’s ability to successfully integrate the Business and other acquired businesses; global macroeconomic and political conditions; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; physicians’ willingness to adopt and third-party payers’ willingness to provide reimbursement for the Company’s and the Business’s existing, recently launched and planned products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

2.1	Binding Offer Letter, dated as of February 14, 2017, by and among Integra LifeSciences Holdings Corporation and DePuy Synthes, Inc., together with the Asset Purchase Agreement, executed by Integra LifeSciences Holdings Corporation, attached as Exhibit 1 thereto*

99.1	Press release with attachments, dated February 15, 2017 issued by Integra LifeSciences Holdings Corporation

99.2	Investors Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: February 15, 2017	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
		Title:	Corporate Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Binding Offer Letter, dated as of February 14, 2017, by and among Integra LifeSciences Holdings Corporation and DePuy Synthes, Inc., together with the Asset Purchase Agreement, executed by Integra LifeSciences Holdings Corporation, attached as Exhibit 1 thereto*

99.1	Press release with attachments, dated February 15, 2017 issued by Integra LifeSciences Holdings Corporation

99.2	Investors Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.